PROJECT PROFILE
Palmer Gardens Toledo, OH

PROJECT DESCRIPTION

The AFL-CIO Housing Investment Trust (HIT) is supporting the $21.3 million substantial rehabilitation of Palmer Gardens, a 75- unit affordable housing community located in Toledo, Ohio. Originally constructed in 1986, the property consists of 13 two-story residential buildings totaling approximately 60,450 square feet of net rentable space. The rehabilitation will preserve and extend the useful life of the development while improving housing quality for low-income families.

Palmer Gardens is situated on a 7.9-acre site in Toledo’s Old Orchard neighborhood within Lucas County. The neighborhood benefits from convenient access via Douglas Road, which connects to Interstate 475 and Route 2, providing connectivity to the broader Toledo region. The location also offers proximity to educational, recreational, and employment centers, enhancing resident access to essential services and community amenities.

HIT ROLE	HIT is providing $5.1 million in financing through the purchase of taxable Ginnie Mae Construction Loan Certificates and a Permanent Loan Certificate. All construction activity will be performed in accordance with HIT’s 100 percent union labor requirement.
SOCIAL IMPACT	Upon completion, all 75 units will remain affordable and restricted to households earning between 20% and 60% of the Area Median Income. The unit mix includes 53 two-bedroom units, 14 three-bedroom units, and 8 four-bedroom units, supporting a range of household sizes.

ECONOMIC IMPACT OF INVESTMENT*

$5.1 Million HIT Investment	$21.3 Million Total Development Cost	75 Units (100% affordable)	74,490 Hours of Union ConstructionWork Generated	$3.2 Million Tax revenue generated	$24.1 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of September 30, 2025. Economic impact data is in 2024 dollars and all other figures are nominal.

PROJECT PROFILE | Palmer Gardens – Toledo, OH

“We are proud to be collaborating with the HIT on Palmer Gardens as our work on this project will positively impact the lives of its residents. It stands as another example of labor’s continued commitment to supporting quality affordable housing through the work of the HIT.”

- Eric Osborn, Business Manager Northwestern Ohio Plumbers & Pipefitters Local 50

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of 40 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflciohit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

12/2025

1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.aflcio-hit.com